Exhibit 10.17

FIRST INCREMENTAL FACILITY AMENDMENT

Dated as of February 1, 2019

to the

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of January 22, 2019

among

GRAND CANYON EDUCATION, INC.,

 as the Borrower,

THE SUBSIDIARIES OF THE BORROWER IDENTIFIED THEREIN,

 as the Guarantors,

BANK OF AMERICA, N.A.,

 as Administrative Agent, Swing Line Lender and L/C Issuer,

and

THE OTHER LENDERS PARTY THERETO

Arranged By:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

 as Sole Lead Arranger and Sole Bookrunner

FIRST INCREMENTAL FACILITY AMENDMENT

THIS FIRST INCREMENTAL FACILITY AMENDMENT (this “Amendment”) dated as of February 1, 2019 to the Credit Agreement referenced below is by and among GRAND CANYON EDUCATION, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Incremental Lenders (defined below)  and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Amended and Restated Credit Agreement dated as of January 22, 2019 (as amended by that certain First Amendment dated as of January 31, 2019 and as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors party thereto, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has notified the Administrative Agent that pursuant to Section 2.16 of the Credit Agreement certain Lenders identified on the signature pages hereto (collectively, the “Incremental Lenders”) have agreed to (x) provide an increase in the Aggregate Revolving Commitments in the aggregate amount of $18,750,000 (such increase, the “Incremental Revolving Facility”) and (y)  increase the principal amount of the Term Loan in the aggregate amount of $56,250,000 (such increase, the “Incremental Term Loan”).

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as amended by this Amendment).

2.          Establishment of Incremental Facilities.

2.1        Incremental Facility Amendment. This Amendment is an Incremental Facility Amendment.

2.2        Incremental Revolving Increase.  Each Incremental Lender agrees that its Revolving Commitment is the amount set forth opposite such Incremental Lender’s name on Schedule 1 hereto.

2.3        Incremental Term Loan.  Subject to the terms and conditions set forth herein and in the Credit Agreement, each Incremental Lender severally agrees to make its portion of the Incremental Term Loan to the Borrower in Dollars in a single advance on the date hereof in an amount equal to such Lender’s commitment to the Incremental Term Loan set forth on Schedule 1 hereto.  The Incremental Term Loan is an additional advance of the Term Loan.  The advance of the Term Loan made on the Closing Date and the Incremental Term Loan shall be deemed one term loan constituting the Term Loan and shall be subject to all of the terms and conditions of the Credit Agreement applicable to the Term Loan.

2.4        New Lenders.  From and after the date hereof, each Person identified on the signature pages hereto as an “Incremental Lender”  that is not a party to the Credit Agreement immediately prior to giving effect to this Amendment (each, a “New Lender”) shall be deemed to be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents.

3.          Conditions Precedent.  This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent in each case in a manner satisfactory to the Administrative Agent:

3.1        Amendment.  Receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of the Borrower, the Guarantor, each Incremental Lender and the Administrative Agent.

3.2        Opinions of Counsel.  Receipt by the Administrative Agent of favorable opinions of legal counsel to the Borrower, addressed to the Administrative Agent and each Lender, dated as of the date of this Amendment.

3.3        Secretary’s Certificates.  Receipt by the Administrative Agent of (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, (ii) copies of the Organizational Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a Responsible Officer such Loan Party to be true and correct as of the date hereof and (iii) such documents and certifications as the Administrative Agent may require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

3.4        Notes.  Receipt by the Administrative Agent of Notes dated as of the date of the First Incremental Facility Amendment executed by a Responsible Officer of the Borrower in favor of each New Lender requesting a Note from the Borrower.

3.5        Representations and Warranties.  The representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect which such representation and warranty shall be true and correct in all respects, on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

3.6        No Default.  No Default shall exist or would result from the incurrence of the Incremental Term Loan or the Incremental Revolving Facility or from the application of the proceeds thereof.

3.7        Fees.  Receipt by the Administrative Agent, the Arranger and the Incremental Lenders of any fees required to be paid on or before the date of this Amendment.

For purposes of determining whether the conditions set forth in this Section 3 have been satisfied, by releasing its signature page hereto, each New Lender shall be deemed to have consented to, approved,

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accepted or be satisfied with each document or other matter required hereunder to be consented to or approved by, or acceptable or satisfactory to, such New Lender.

4.          Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment

5.          Reaffirmation of Obligations.  Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

6.          Reaffirmation of Security Interests.  Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

7.          No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

8.          Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

9.          Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Incremental Facility Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	GRAND CANYON EDUCATION, INC., a Delaware corporation

	By:	/s/ Daniel E. Bachus
Name: Daniel E. Bachus
Title: Chief Financial Officer

GUARANTORS:	ORBIS EDUCATION SERVICES, LLC, a Delaware limited liability company

	By:	/s/ Daniel E. Bachus
Name: Daniel E. Bachus
Title: Treasurer and Secretary

FIRST INCREMENTAL FACILITY AMENDMENT

GRAND CANYON EDUCATION, INC.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Linda Lov
Name: Linda Lov
Title: Assistant Vice President

FIRST INCREMENTAL FACILITY AMENDMENT

GRAND CANYON EDUCATION, INC.

UMB BANK, N.A., as Incremental Lender

By:	/s/ Vincent P. Burke
Name: Vincent P. Burke
Title: Sr. Vice President – UMB Commercial Banking

FIRST INCREMENTAL FACILITY AMENDMENT

GRAND CANYON EDUCATION, INC.

BANK OF THE WEST, as Incremental Lender

By:	/s/ David Scott
Name: David Scott
Title: Director, Sr. Relationship Manager

FIRST INCREMENTAL FACILITY AMENDMENT

GRAND CANYON EDUCATION, INC.

SCHEDULE 1

INCREMENTAL LENDER COMMITMENTS

Incremental Lender	Revolving Commitment	Incremental Term Loan Commitment
UMB Bank, N.A.	$12,500,000.00	$37,500,000.00
Bank of the West	$6,250,000.00	$18,750,000.00
Total	$18,750,000.00	$56,250,000.00